                                                                    EXHIBIT 10.1
                                                                    ------------

                                LEASE AGREEMENT

                                   LANDLORD:

                                APREMONT, INC.
                             a Florida corporation

                                    TENANT:

                          CONQUISTADOR CIGAR COMPANY
                            a Delaware corporation

                             DATED: April 5, 1996
                                          -
                           Effective: April 1, 1996

                               TABLE OF CONTENTS

                                                                                              Page(s)
                                                                                              -------
ARTICLE 1
                              BASIC LEASE PROVISIONS........................................    1
          Section 1.1    Leased Premises....................................................    1
                         ---------------
          Section 1.2    Use of Additional Areas............................................    1
                         -----------------------
          Section 1.3    Term...............................................................    2
                         ----
          Section 1.4    Condominium Regime.................................................    2
                         ------------------

ARTICLE 2
                                        RENT................................................    2
          Section 2.1    Base Rent..........................................................    2
                         ---------
          Section 2.2    Additional Rent....................................................    4
                         ---------------

ARTICLE 3
                                COMMON USE AREAS AND FACILITIES.............................    4
          Section 3.1    Control of Common Areas by Association.............................    4
                         --------------------------------------
          Section 3.2    Licenses...........................................................    5
                         --------

ARTICLE 4
                              BASIC LEASE PROVISIONS........................................    5
          Section 4.1    Services...........................................................    5
                         --------
          Section 4.2    Directories........................................................    6
                         -----------
          Section 4.3    Signage............................................................    6
                         -------

ARTICLE 5
                                                 USE........................................    6
          Section 5.1    Use................................................................    6
                         ---
          Section 5.2    Compliance With Laws and Regulations...............................    6
                         ------------------------------------

ARTICLE 6
                                  INSURANCE AND INDEMNITY...................................    6
          Section 6.1    Liability Insurance................................................    6
                         -------------------
          Section 6.2    Contents Insurance and Business Loss Insurance.....................    7
                         ----------------------------------------------
          Section 6.3    Special Policy Provision...........................................    7
                         ------------------------
          Section 6.4    Increase of Fire Insurance Premium.................................    7
                         ----------------------------------
          Section 6.5    Indemnification....................................................    8
                         ---------------
          Section 6.6    Mutual Waiver of Subrogation.......................................    8
                         ----------------------------

ARTICLE 7
                     DESTRUCTION AND CONDEMNATION...........................................    8

          Section 7.1    Fire or Other Casualty..........................................   8
                         ----------------------
          Section 7.2    Condemnation....................................................  10
                         ------------

ARTICLE 8

                                   DEFAULTS AND REMEDIES.................................  11
          Section 8.1    Events of Default...............................................  11
                         -----------------
          Section 8.2    Landlord's Remedies and Obligations in Event of Tenant's Default  12
                         ----------------------------------------------------------------
          Section 8.3    Landlord's Lien.................................................  14
                         ---------------
          Section 8.4    WAIVER OF JURY TRIAL............................................  14
                         --------------------
          Section 8.5    Rights Cumulative...............................................  15
                         -----------------
          Section 8.6    Attorney's Fees.................................................  15
                         ---------------
          Section 8.7    Notice of Default: Service of Three Day Notice..................  15
                         ----------------------------------------------
          Section 8.8    Expenses of Enforcement.........................................  15
                         -----------------------
          Section 8.9    Surrender and Holding Over......................................  16
                         --------------------------

ARTICLE 9

                                   ALTERATIONS...........................................  16

ARTICLE 10

                                   TRADE FIXTURES........................................  17

ARTICLE 11

                                   QUIET ENJOYMENT.......................................  17

ARTICLE 12

                                   MAINTENANCE...........................................  17

ARTICLE 13

                                   SIGNS.................................................  18

ARTICLE 14

                                   PARKING...............................................  19

ARTICLE 15

                                        MISCELLANEOUS PROVISIONS.........................  20
          Section 15.1   No Recording of Lease...........................................  20
                         ---------------------
          Section 15.2   Notices.........................................................  20
                         -------
          Section 15.3   Access to Leased Premises.......................................  21
                         -------------------------
          Section 15.4   Assignment and Subletting.......................................  21
                         -------------------------
          Section 15.5   Subordination...................................................  23
                         -------------
          Section 15.6   Construction Liens..............................................  24
                         ------------------

          Section 15.7   Entire Agreement...........................................  24
                         ----------------
          Section 15.8   No Partnership.............................................  24
                         --------------
          Section 15.9   Captions and Section Numbers...............................  24
                         ----------------------------
          Section 15.10  Partial Invalidity.........................................  24
                         ------------------
          Section 15.11  Governing Law..............................................  25
                         -------------
          Section 15.12  Waiver.....................................................  25
                         ------
          Section 15.13  Accord and Satisfaction....................................  25
                         -----------------------
          Section 15.14  Successors and Assigns.....................................  25
                         ----------------------
          Section 15.15  Brokerage Indemnity........................................  26
                         -------------------
          Section 15.16  Condition of Leased Premises...............................  26
                         ----------------------------
          Section 15.17  Taxes......................................................  26
                         -----
          Section 15.18  Prior Occupancy............................................  26
                         ---------------
          Section 15.19  Time and Consent...........................................  26
                         ----------------
          Section 15.20  Leasehold Improvements.....................................  27
                         ----------------------
          Section 15.21  Security...................................................  27
                         --------
          Section 15.22  Hazardous Waste............................................  28
                         ---------------
          Section 15.23  Radon Gas Disclosure.......................................  28
                         --------------------
          Section 15.24  Option to Renew Lease......................................  28
                         ---------------------

EXHIBIT A
----------

     GUARANTY.......................................................................   1

                  CONDOMINIUM OFFICE BUILDING LEASE AGREEMENT


          THIS LEASE AGREEMENT is made April 5, 1996, and between APREMONT, INC., a Florida corporation, having offices at 2600 S.W. Third Avenue, PH-A, Miami, Florida 33129, ("Landlord"), and CONQUISTADOR CIGAR COMPANY, a Delaware
                        --------
corporation, having offices at 2600 S.W. Third Avenue, Suite 100, Miami, Florida 33129 ("Tenant").
        ------

                                   ARTICLE 1
                            BASIC LEASE PROVISIONS

     Section 1.1 Leased Premises. Subject to and upon the terms, provisions,
                 ---------------
covenants, and conditions hereinafter set forth, and each in consideration of the duties, covenants, and obligations of the other hereunder, Landlord does hereby lease, demise, and let to Tenant and Tenant does hereby lease, demise, and let from Landlord those certain premises (hereinafter called the "Leased
                                                                      ------
Premises") located in the building known as VIZCAYA VIEW PLAZA (the
--------
"Condominium") described as follows:
 -----------

          Units 100, 200, and 250 of VIZCAYA VIEW PLAZA, a condominium, according to the Declaration thereof as recorded on June 15, 1982, in Official Records Book
          11469 at page 2196 of the Public Records of Dade County,
          Florida.

and situate at 2600 S.W. Third Avenue, Miami, Florida 33129.

          The parties conclusively agree that the Leased Premises consist of approximately 5,815 square feet of leasable space. The parties further agree that the Base Rent (as defined in Article 2 hereof) is not based upon the actual amount of square feet of leasable space in the Leased Premises and any alleged or actual variation thereof will not be a basis for adjusting the Base Rent or the Additional rent (as defined in Article 2 hereof).

     Section 1.2 Use of Additional Areas. The use and occupation by Tenant of
                 -----------------------
the Leased Premises shall include the non-exclusive use, in common with all others entitled thereto, of the Common Areas (as defined in Article 3 hereof) in accordance with the terms and conditions of the Condominium Documents (as defined in Section 1.4) of this Lease (including, without limitation, Article 3) and the Rules and Regulations for the use thereof as prescribed from time to time by the Association (as defined in Section 1.4) and subject to the rights of other unit owners and tenants.

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                      --------------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                    ----------------------------

     Section 1.3 Term. The term of this Lease shall be for five (5) year(s)
                 ----
commencing on April 1, 1996 (the "Commencement Date") and ending on Mach 31,
                                  -----------------
2001 (hereinafter called the "Lease Term" or "Term"). This Lease may be sooner
                              ----------      ----
terminated as provided herein.

     Section 1.4 Condominium Regime. Tenant acknowledges that the Leased
                 ------------------
Premises consist of three condominium units of a multi-unit condominium and that this Lease is subject to the provisions of the condominium documents which include the Declaration of Condominium, as recorded on June 15, 1982, in Official Records Book 11469 at page 2196 of the Public Records of Dade County, Florida, the Articles of Incorporation of the Vizcaya View Plaza Condominium Association, Inc. (the "Association"), the By-laws and rules of the Association,
                        -----------
and any management or similar agreement, all of which were established by the developer, and any and all amendments thereto (collectively, the "Condominium
                                                                  -----------
Documents"), and that copies of all the foregoing are available for inspection
---------
at the office of the Association. Tenant shall abide by all of the rules, regulations, and other provisions of the Condominium Documents. All maintenance fees, Association assessments, management fees, and other such payments to which the owner of a condominium unit is responsible shall be paid by Landlord, except for assessments and/or fines respecting actions or inactions by Tenant.

                                   ARTICLE 2
                                     RENT

     Section 2.1 Base Rent.
                 ---------

          (a)  Tenant shall pay Landlord as fixed minimum annual rent ("Base
                                                                        ----
Rent") the sum shown in the following table (subject to increases effective
----
April 1, 1999) as provided in Section 2.1 (d) hereof), payable to Landlord in twelve (12) equal monthly installments, as shown in the following table (subject to increases effective April 1, 1999) as provided in Section 2.1 (d) hereof), plus applicable Florida Sales Tax (currently six and one-half percent (6.5%)), on or before the first (1st) day of each month in advance, at the office of Landlord, above designated, or to such other recipient or place as shall be designated by Landlord from time to time, without any prior demand thereof, and without any deduction, offset, or counterclaim whatsoever, except as specifically herein permitted.

================================================================================
                                                      Monthly Installments of
  Lease Year Commencing    Annual Base Rent              Annual Base Rent
--------------------------------------------------------------------------------
April 1, 1996                      $87,225.00                        $7,268.75
--------------------------------------------------------------------------------
April 1, 1997                      $93,040.00                        $7,753.33
--------------------------------------------------------------------------------
April 1, 1998                      $98,855.00                        $8,237.92
--------------------------------------------------------------------------------

                                                Please Initial:
                                                --------------

                                                Landlord: [SIGNATURE ILLEGIBLE]
                                                          ---------------------

                                                Tenant:  [SIGNATURE ILLEGIBLE]
                                                         ---------------------

================================================================================
                                                       Monthly Installments of
 Lease Year Commencing        Annual Base Rent            Annual Base Rent
--------------------------------------------------------------------------------
 April 1, 1999                              See Sec. 2.1(d)
--------------------------------------------------------------------------------
 April 1, 2000                              See Sec. 2.1(d)
================================================================================

          (b) In the event that any installment of Base Rent that is not paid within ten (10) days of its due date or is paid by a check that is returned by its drawee bank for any reason whatsoever other than failure of Landlord to endorse it, Tenant shall pay to Landlord as additional rent a Collection Fee equal to five percent (5%) of the unpaid or uncollected sum in order to reimburse Landlord for the administrative expenses that Landlord will incur as a result of said late or uncollected payment, together with any bank charges incurred by Landlord.

          (c) Notwithstanding anything to the contrary provided herein, Tenant shall not be required to pay the monthly installments of Base Rent that would otherwise be due on the first days of April through July, 1996.

          (d) Commencing with the lease year commencing April 1, 1999, Base Rent as provided in Section 2.1(a) shall be subject to annual increases in order to reflect increases in the cost of living as indicated by the Revised Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, for U.S. City Average, All Items (1982-84 = 100) (the "Price Index"):
                            -----------

               (i)    The term "Base Price Index" shall mean the Price Index of
                                ----------------
     the fourteen (14) month period prior to the commencement of the year of the Term to which the increase applies.

               (ii)   The term "Current Price Index" shall mean the Price Index
                                ------------------
     of the two (2) month period prior to the commencement of the (12 month period) year of the Term to which the increase applies (the "Escalation
                                                                  ----------
     Period").
     -------

               (iii) Base Rent for each Escalation Period shall equal the result of multiplying the prior year's Base Rent (as adjusted by this provision), by the Current Price Index divided by the Base Price Index as set forth below:

                               Current Price Index
               Prior Base Rent*-------------------=New Base Rent
                                 Base Price Index

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                       ---------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                     ---------------------

               (iv) Notwithstanding anything to the contrary provided in this Lease, no increase in Base Rent provided in this Paragraph 2.1 (d) shall exceed four percent (4%) of the Base Rent for the immediately preceding lease year.

               (v) If in any Escalation Period, the 1982-84 average of 100 is no longer used as the basis of calculating the Price Index, then, for purposes of this Section 2.1 (d), the Price Index for such Escalation Period shall be recalculated as though such 1982-84 average of 100 was still the basis of calculating the Price Index. In the event such Price Index (or a substitute successor index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used to reflect the increase in the national cost of living.

          (c) Commencing with the lease year commencing April 1, 1999, Tenant shall pay as Additional Rent any increases in the monthly maintenance assessment due to the Association over the monthly maintenance assessment in effect on the date of commencement of the term of this Lease.

          (f) Tenant shall pay the Base Rent in twelve (12) equal installments, due on the first (1st) day of each month. If the Base Rent and the Additional Rent under this Lease is due on a day other than the first (1st) day of a month, Tenant shall pay such rent for the fractional month on a per diem basis (calculated on the basis of a thirty (30) day month) payable on the day Base Rent is due under the terms of this Lease. Any rental payment hereunder for any other fractional month shall likewise be calculated and paid on a per diem basis.

     Section 2.2 Additional Rent. Any and all sums of money or charges required
                 ---------------
to be paid by Tenant under this Lease, whether or not the same be so designated, shall be considered "Additional Rent." If such amounts or charges are not paid
                     ---------------
at the time provided in this Lease, they shall, nevertheless, be collectible as Additional Rent with the next installment of Base Rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charges as the same become due and payable hereunder, or limit any other remedy of Landlord (Base Rent and Additional Rent is herein sometimes collectively referred to as "Rent").
                                                 ----

                                   ARTICLE 3
                        COMMON USE AREAS AND FACILITIES

     Section 3.1 Control of Common Areas by Association. All common elements and
                 --------------------------------------
facilities of the Condominium or furnished by the Association and designated for the general

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                       ---------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                     ---------------------
use in common of occupants of the Condominium, including Tenant hereunder, its officers, agents, employees and invitees, including, but not limited to, parking areas (including the parking garage), streets, sidewalks, canopies, roadways, loading platforms, washrooms, shelters, ramps, landscaped areas, stairways, corridors, lobbies, elevators, and other similar facilities (collectively, the "Common Areas"), shall at all times be subject to the exclusive control and
 ------------
management of the Association, subject to the provisions of the Condominium Documents. Tenant hereunder, and any other sub-tenants and licensees, shall comply with all Rules and Regulations made by Association pertaining to the operation and maintenance of the Common Areas including, but not limited to, such reasonable requirements pertaining to sanitation; handling of trash and debris; loading and unloading of trucks and other vehicles; and safety and security against fires, theft, vandalism, personal injury, and other hazards.

          Landlord shall have no liability to Tenant for any action or inaction by the Association.

     Section 3.2 Licenses. All common areas and facilities not within the Leased
                 --------
Premises, with Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if any such license is revoked, or if the amount of such area is diminished or if the Association exercises any of its rights under the Condominium Documents with respect to the Common Areas, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of Base Rent or Additional Rent, nor shall such revocation or diminution or such area be deemed constructive or actual eviction.

                                   ARTICLE 4
                            BASIC LEASE PROVISIONS

     Section 4.1 Services. Landlord will furnish no services to Tenant, but
                 --------
Tenant shall be entitled to receive the same services from the Association that the Association furnishes respect to each unit of the Condominium, subject to the provisions of the Condominium Documents. Landlord shall not be responsible or liable to Tenant, nor shall any claim for damages against Landlord or abatement of Base Rent or Additional Rent for failure to furnish any such services shall be made by Tenant or allowed by Landlord for any failure of Association to supply such services.

          No electric current shall be used except that furnished or approved by the Association, nor shall electric cable or wire be brought into the Leased Premises, except upon the written consent and approval of Landlord and the Association if required by the Condominium Documents. Tenant shall use only office machines and equipment which do not

                                            Please Initial:
                                            ---------------

                                            Landlord: [SIGNATURE ILLEGIBLE]
                                                     ----------------------

                                            Tenant: [SIGNATURE ILLEGIBLE]
                                                   ------------------------
overload the Building's circuits from which Tenant obtains electric current. Tenant shall pay for all electric current used within the Leased Premises, which shall be separately metered.

     Section 4.2 Directories. Tenant may use obtain a listing on any a central
                 -----------
directory on the main or ground floor of the Condominium for the listing of the names of the tenants within the Condominium, subject to the requirements of the Association. The spaces provided on the directory board shall be at no cost to Landlord.

     Section 4.3 Signage. Subject to the requirements of the Association, Tenant
                 -------
may use at no cost to Landlord the two exterior signs at the corner of Third Avenue and 26th Road.

                                   ARTICLE 5
                                      USE

     Section 5.1 Use. Tenants shall not use, permit or suffer the use of the
                 ---
Leased Premises or any part thereof, for any purpose other than as general offices and for no other purpose. Tenant further agrees that the Leased Premises are leased exclusively for business purposes and may never be used at any time for residential or any other purposes.

     Section 5.2 Compliance With Laws and Regulations. Tenant shall, at Tenant's
                 ------------------------------------
sole cost and expense, comply with all laws, statues, ordinances, rules and regulations (including orders concerning environmental protection) of all federal, state, county, municipal, and other applicable governmental authorities, and the Association, now in force, or which may hereafter be in force, pertaining to Tenant or its use of the Leased Premises (collectively the "Regulations"), and shall observe all of them. Tenant shall indemnify, defend
 -----------
and save Landlord harmless against any and all claims, penalties, fines, costs, expenses or damages including reasonable attorneys' fees which Landlord may hereafter be liable for, suffer, incur, or pay arising out of any act, activity or violation of any applicable laws, false or breached warranty and representation on the part of Tenant, its agents, employees, legal representatives or assigns, resulting from Tenant's failure to observe, keep and perform the Regulations obligations in this paragraph including those arising out of any handling, storage, treatment, transportation, disposal, release or threat of release of hazardous waste or hazardous substances from or on the Leased Premises.

                                   ARTICLE 6
                            INSURANCE AND INDEMNITY

     SECTION 6.1 Liability Insurance. Tenant shall, during the entire Term, keep
                 -------------------
in full force and effect, a policy of public liability and property damage insurance with respect to the Leased Premises and the business operated by Tenant, and any permitted sub-tenant of Tenant in the

                                            Please Initial:
                                            --------------

                                            Landlord: [SIGNATURE ILLEGIBLE]
                                                     ----------------------

                                            TENANT: [SIGNATURE ILLEGIBLE]
                                                    -----------------------

Leased Premises, in which the limits of public liability are a single limit for liability per incident, per person and property damage of no less than One Million and No/100 Dollars ($1,000,000.00) and such greater amount from time to time determined by Landlord which is customary for tenancies of comparable size, space and business use.

     Section 6.2  Contents Insurance and Business Loss Insurance. Tenant shall
                  ----------------------------------------------
maintain insurance, naming Landlord and Tenant as insured, in an amount adequate to cover the cost of replacement of all decorations, fixtures, contents and improvements in the Leased Premises in the event of fire, vandalism, mischief, and/or casualties including special extended coverage, and said insurance shall include but not be limited to, coverage against all water damage to contents and/or personal property of Tenant. Tenant shall also maintain a policy of business loss insurance for a twelve (12) month period, which shall be updated annually.

     Section 6.3  Special Policy Provision. All insurance policies which Tenant
                  ------------------------
is required to secure and maintain pursuant to this Article 6, shall be written by companies acceptable to the Landlord, shall name Landlord, any persons, firms or corporations designated by Landlord, and Tenant as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord thirty (30) days prior written notice. Further, said policies shall contain an express waiver of any right of subrogation against Landlord and other named insurers, designated by Landlord. Tenant will further deposit the policies, or certificates thereof, with Landlord together with evidence of payment of the premium, at all times, commencing with the date Tenant first enters upon the Leased Premises for any purpose. In no event shall the limits of any insurance policies required herein be considered as limiting the liability of Tenant under this Lease.

     Section 6.4  Increase of Fire Insurance Premium. In addition, Tenant agrees
                  ----------------------------------
that it will not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by the standard form of fire insurance policy or by the Association. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged during the Term of this Lease or the amount of such insurance which may be carried by Landlord on the Leased Premises or the Building of which they are a part resulting from any acts or omissions of Tenant or any change in use by Tenant. In determining whether increased premiums are the result of Tenant's use of the Leased Premises, a schedule, issued by the organization in making the insurance rate on the Leased Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate for the Leased Premises.

          In the event that Tenant's occupancy causes any increase of the premium for the fire and/or casualty rates on the Leased Premises or any part thereof above the rate for the least hazardous type of occupancy legally premitted in the Leased Premises, Tenant shall

                                                 Please Initial:
                                                 ---------------

                                                 Landlord: [SIGNATURE ILLEGIBLE]
                                                           ---------------------

                                                 Tenant: [SIGNATURE ILLEGIBLE]
                                                         ---------------------
pay the additional premium on the fire and/or casualty insurance policies by reason thereof. Tenant also shall pay in such event any additional premium necessitated by the character of Tenant's use of the Leased Premises on such rent insurance policy as may be carried by Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord or the Association may elect, and shall be due from and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as Additional Rent.

     Section 6.5 Indemnification. Tenant will indemnify Landlord and save it
                 ---------------
harmless from and against any and all claims, actions, damages, liability, and expense in connection with loss of life, personal injury, and/or damage to property occurring in or about, or arising from or out of the Leased Premises and adjacent sidewalks and loading platforms or other areas occasioned wholly or in part by any act or omission of Tenant, its agents, contractor, invitee or employees. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation at all levels and such fees incurred in enforcing this indemnity.

     Section 6.6 Mutual Waiver of Subrogation. Notwithstanding anything set
                 ----------------------------
forth in this Lease to the contrary, Landlord and Tenant each hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective agents, officers and employees (a) for any loss or damage that may occur to the leased Premises, the Condominium, or any of the improvements thereto, by reason of fire, the elements or any other cause which could be insured against under the terms of a standard fire and extended coverage insurance policy or policies, with vandalism, malicious mischief and all-risk coverage, or (b) for which Landlord or Tenant may be reimbursed as a result of insurance coverage affecting any loss suffered by either party, regardless of cause of cause or origin, including the negligence of Landlord or Tenant or their respective agents, officers and employees. In addition, all insurance policies carried by either party covering the Leased Premises, the Condominium or contents, shall expressly waive any right on the part of the insurer against the other party for damage to or destruction of the Leased Premises, the Building or contents, resulting from the acts, omissions or negligence of the other party.

                                   ARTICLE 7
                         DESTRUCTION AND CONDEMNATION

     Section 7.1 Fire or Other Casualty. If the Leased Premises shall be damaged
                 ----------------------
by fire or other casualty normally covered by policies of fire and extended coverage insurance, but are not thereby rendered untenable in whole or in part, Landlord shall, to the extent insurance proceeds are available from the Association's casualty insurance or any other available

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                      --------------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                    ----------------------------
insurance, cause such damage to be repaired, and the Base Rent and Additional Rent payable hereunder shall not abate. In the event that the Leased Premises shall be damaged by fire or other casualty covered in full under the fire and extended coverage insurance carried by Landlord, and less than fifty percent (50%) thereof is rendered untenantable, Landlord shall, to the extent insurance proceeds are available from the Association's casualty insurance or any other available insurance, forthwith proceed to repair such damage, and restore the Leased Premises, not including any of Tenant's trade fixtures and/or leasehold improvements, to at least substantially their condition prior to the time of such damage (subject, however, to changes required by zoning and building laws then in existence) and the Base Rent due in respect of the size of the Leased Premises payable hereunder meanwhile shall be abated proportionately as to the portion of the Leased Premises rendered untenantable, but only if such casualty is not caused by Tenant or its agents, employees or invitees.

          If fifty percent (50%) or more of the Leased Premises shall be rendered untenantable by reason of such occurrence, Landlord shall, to the extent insurance proceeds are available, cause such damage to be repaired and the Base Rent and Additional Rent due in respect of the size of the Leased Premises meanwhile shall be abated proportionately, provided Tenant or its agents, employees or invitees did not cause such casualty. In the alternative, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days from said occurrence to elect not to reconstruct the destroyed Leased Premises and to terminate this Lease or, in the case of Tenant, to cancel this Lease and in such event, this Lease and the tenancy hereby created shall cease as of the date of the said occurrence, the Base Rent Additional Rent to be adjusted as of such date. If Landlord should elect to repair, such repairs shall be completed within one hundred and twenty (120) days after the date of payment of the insurance proceeds in respect of such loss, subject to delays beyond Landlord's reasonable control such as labor disputes, acts of God, and supply shortages, and action or inaction by the Association.

          In no event shall Landlord be obligated to expend for such repairs or restoration an amount in excess of the insurance proceeds recovered and Landlord shall not be required to commence repairs or restoration unless and until such time as Landlord recovers the insurance proceeds. Landlord shall not be liable for delays occasioned by adjustment of losses with insurance carriers or by any other cause so long as Landlord shall proceed in good faith and with due diligence.

          Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its agents and employees, for loss or damage to Tenant's contents, furniture, furnishings' fixtures and any other property removable by Tenant under the provisions of this Lease to the extent that the same are covered by Tenant's insurance,

                                                 Please Initial
                                                 --------------

                                                 Landlord: [SIGNATURE ILLEGIBLE]
                                                           ---------------------

                                                 Tenant: [SIGNATURE ILLEGIBLE]
                                                         ---------------------
notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its agents or employees. Tenant shall insure against all such losses as hereinabove provided.

          Tenant acknowledges that the structural and certain other portions of the Leased Premises are insured by the Association and that Landlord and the Leased Premises are subject to the provisions of the Condominium Documents and the requirements of the Association respecting casualty insurance, repairs, and reconstruction. Landlord shall cooperate with Tenant in good faith to deal with the Association respecting casualty to the Leased Premises but Landlord shall not be obligated to bring any lawsuits against the Association nor shall Landlord be liable for any action or inaction by the Association respecting insurance, casualty, or repair of the Leased Premises or any other portion of the Condominium.

     Section 7.2 Condemnation.  If the whole of the Leased Premises shall be
                 ------------
acquired or condemned by eminent domain for any public or quasi-public use or purpose (a sale in lieu of condemnation to be deemed a taking for the purposes of this paragraph), then the Term of this Lease shall cease and terminate as of the date of possession being required by the condemning authority and all Base Rent and Additional Rent shall be paid through that date.

          If any part of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking or condemnation shall cause the Leased Premises to be reduced by thirty percent (30%) or more and Landlord does not provide comparable substitute space in the Condominium or shall cause the Leased Premises to be unsuitable for office use, then the Term of this Lease shall cease and terminate as of the date of possession being required by the condemning authority.

          In the event of a partial taking or condemnation, which is not extensive enough to render the Lease terminable as provided above, then Landlord shall promptly restore the Leased Premises to a condition comparable to the time of such condemnation, less the portion lost in the taking, and this Lease shall continue in full force and effect and the Base Rent and Tenant's Proportionate Share hereunder shall be equitably adjusted.

          If the whole or a substantial portion of the common parking areas in the Building shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose which directly diminishes Tenant's right to parking under this Lease, then at Tenant's election the Term of this Lease shall cease and terminate as of the date of possession being required by the condemning authority unless Landlord shall take immediate steps to provide other parking facilities for Tenant's parking requirements under this Lease at Landlord's own expense. In the event that Landlord shall provide such other parking facilities, then this Lease shall continue in full force and effect.

                                                 Please Initial:
                                                 ---------------

                                                 Landlord: [SIGNATURE ILLEGIBLE]
                                                           ---------------------

                                                 Tenant: [SIGNATURE ILLEGIBLE]
                                                         ---------------------

          Although all damages in the event of any condemnation are to belong to Landlord, whether such damages are awarded as compensation for diminution in the value of the leasehold or the fee, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to the extent any such awards do not diminish the awards otherwise payable to Landlord.

                                   ARTICLE 8
                             DEFAULTS AND REMEDIES

     Section 8.1 Events of Default. The occurrence of any of the following shall
                 -----------------
constitute an Event of Default hereunder:

          (a) The filing of a petition by or against Tenant, any parent of Tenant, or any guarantor of this Lease for adjudication as a bankrupt or insolvent, for its reorganization or for the appointment of a receiver or trustee of Tenant's property if not vacated within thirty (30) days from the date of filing;

          (b) An assignment by Tenant, any parent of Tenant, or any guarantor of this Lease for the benefit of creditors; or the taking of possession of the property of Tenant by any governmental officer or agency pursuant to statutory authority for the dissolution or liquidation of Tenant;

          (c) Failure of Tenant to pay any installment of Base Rent or Additional Rent ("Rent"), due hereunder, or any other sum herein required to be
                  ----
paid by Tenant, on or before the tenth (10th) day after same becomes due;

          (d) Tenant's failure to perform any other covenant or condition of this Lease within ten (10) days after written notice and demand or within thirty
(30) days after such notice and demand, if the failure is of such a character as to require more than ten (10) days to cure, shall constitute an Event of Default;

          (e) Seizure of Tenant's property or any property of a guarantor of this Lease under any levy, execution, attachment, or other process of court where the same shall not be promptly vacated or stayed on appeal or otherwise or if Tenant's interest in the Leased Premises is sold by judicial sale and the sale is not promptly vacated or stayed on appeal or otherwise;

                                        Please Initial
                                        --------------

                                        Landlord:[SIGNATURE ILLEGIBLE]
                                                 ---------------------

                                        Tenant:[SIGNATURE ILLEGIBLE]
                                               ---------------------

               (f) Tenant vacates or abandons all or substantially all of the Leased Premises;

               (g) The occurrence of any Event of Default by Tenant prior to the Commencement Date of the Term of this Lease.

               (h) Any financial statements or other similar information supplied by Tenant, any parent of Tenant, or a guarantor of this Lease are materially false or misleading.

     Section 8.2 Landlord's Remedies and Obligations in Event of Tenant's
                 --------------------------------------------------------
Default. Landlord and Tenant, each having been advised by respective counsel
-------
as to their respective rights and obligations under the existing statutory and decisional law of the State of Florida, and each being desirous of obtaining rights and obligations that might otherwise be unavailable under the existing law, have bargained for, and do hereby mutually agree, that if any Event of Default occurs, then, in addition to any other rights or remedies Landlord may have under any law, Landlord shall have the right, at Landlord's option, without further notice or demand of any kind to do any or all the following:

               (a) Landlord may terminate this Lease and the Term created hereby, in which event Landlord may forthwith repossess the Leased Premises and bring an action in damages to recover all Rent due and payable plus any other sum of money and damages owed by Tenant to Landlord which may accrue through judgement.

               (b) Landlord may elect not to terminate this Lease or the Term created hereby and not repossess the Leased Premises, and accelerate and declare that all Rent reserved for the remainder of the Term plus any other sums of money and damages owed by Tenant to Landlord shall be immediately due and payable. Landlord may immediately enforce all claims for accelerated rent (reduced to present dollar values using an assumed interest rate of eight percent (8%)) and all other sums of money and damages in any court of competent jurisdiction and may execute, forthwith, on any judgement entered in favor of Landlord and against Tenant. Additionally, in the event Landlord later elects to terminate Tenant's right to possession or in the event Tenant abandons or otherwise relinquishes possession, Landlord shall have the right to immediately reenter and relet the Leased Premises for the benefit of the Tenant, as provided in Paragraph 8.2(c) below.

               (c) Landlord may terminate Tenant's right of possession, without terminating the Lease, by any and all actions for possession available under Florida law, by taking peaceful possession or otherwise, and repossess the Leased Premises, in which event Landlord may accelerate and declare that all Rent reserved for the remainder of the Term plus any other sum of money and damages owed by Tenant to Landlord shall be immediately due

                                             Please Initial
                                             --------------

                                             Landlord:[SIGNATURE ILLEGIBLE]
                                                      ---------------------

                                             Tenant:[SIGNATURE ILLEGIBLE]
                                                    ---------------------
and payable. Landlord may immediately enforce all claims for accelerated rent (reduced to present dollar values using an assumed interest rate of eight percent (8%)) and all other sums of money and damages in any court of competent jurisdiction and may execute, forthwith, any judgment entered in favor of Landlord and against Tenant. Landlord may relet the Leased Premises for the benefit of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord. If Landlord relets the Leased Premises for the Tenant's account, he shall provide Tenant with an accounting at the end of the Lease Term to offset from the accelerated Rents any amount actually received in reletting. For purposes of providing Tenant with a remedy of accounting, Tenant agrees that his right to an offset is preserved by the Court retaining jurisdiction in any judgment for accelerated rent entered in favor of Landlord, which provides Tenant with the right of an accounting at the end of the Lease Term. (The obligation to pursue and enforce an accounting, and the burden of proof of any offsets shall be borne by the Tenant.) For the purpose of such reletting, Landlord is authorized to decorate, to make any repairs to the Leased Premises and/or to subdivide or restructure the Leased Premises as Landlord sees fit ("Tenancy Repairs and Modifications"). Further, Landlord is authorized to enter
  ---------------------------------
into new leases in which the lease term or other terms and conditions are different from this Lease ("Lease Modifications"). Concerning any Tenancy
                            -------------------
Repairs and Modifications and any Lease Modifications, Tenant agrees that such Tenancy Repairs and Modifications and Lease Modifications are being performed for the purpose of reletting and mitigating Tenant's damages, and, as such are done for the benefit of the Tenant and are valid costs of reletting. Alternatively, Landlord may elect not to accelerate Rents under this Provision but instead, recover, at the end of the Term or as such sums become due, all Rents and other sums due and payable. If the Leased Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of such reletting including, without limitation, costs of decoration, repairs, changes, alternations and additions, including, but not limited to, advertising and brokerage commissions, and of the collection of the rent accruing therefrom to satisfy the Rent provided for in this Lease, Tenant shall satisfy and pay any such deficiency in an accounting at the end of the Term or such other period as Landlord may elect. If Landlord shall fail to relet the Leased Premises during the remainder of the base term, the parties agree that Tenant shall pay to Landlord as damages a sum equal to the amount of the total stipulated Rent reserved in this Lease for the balance of the Term. Notwithstanding, Landlord shall have no duty to account to Tenant for any surplus rent received through reletting. Further, notwithstanding any of the above, Tenant agrees that Landlord may file suit to recover any sums which because due under the terms of this paragraph from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. Notwithstanding anything contained herein, no re-entry or the taking of possession of the Leased Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention to terminate this Lease is given to Tenant. Notwithstanding any such re-entry or taking of possession, Landlord may, at any time

                                            Please Initial:
                                            --------------

                                            Landlord: [SIGNATURE ILLEGIBLE
                                                     ----------------------

                                            Tenant: [SIGNATURE ILLEGIBLE
                                                   ------------------------
thereafter, elect to terminate this Lease, in which case the provisions of this
Article 8 governing termination shall apply.

          (d) In the event of a default of any rental payment or any other payment due under this Lease, Landlord may in Landlord's notice to Tenant of such default require Tenant's payment to cure the default be in cash, cashier's check, and/or certified check. Landlord and Tenant agree that should Landlord so elect to require payment by cash, cashier's check or certified check in Landlord's notice to Tenant, a tender of money to cure the default which is not in the form requested by Landlord shall be deemed a failure to cure the default. Nothing contained in this Article shall in any way diminish or be construed as waiving any of Landlord's other remedies as provided elsewhere in this Lease, or by law or in equity.

     Section 8.3 Landlord's Lien. Landlord shall have a first lien and security
                 ---------------
interest, paramount to all others, on every right and interest, of Tenant in and to this Lease, and upon any improvements which may hereafter be placed on the Leased Premises, and on any furnishings and equipment, including fixtures or personal property of every kind thereon, which lien and security interest is granted for the purpose of securing and performance of each and every of the covenants, conditions and obligations of this Lease to be performed and observed by Tenant. Landlord shall have at all times a valid lien for all Rent and other sums of money becoming due hereunder from Tenant, upon all goods, wares, inventory, equipment, fixtures, furniture and other personal property and effects of Tenant situated on the Leased Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in Rent shall first have been paid and discharged. Upon the occurrence of an Event of Default by Tenant, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Leased Premises and take possession of any and all goods, wares, equipment, fixtures, furniture and other personal property and effects of Tenant situated on the Leased Premises without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, at which Landlord or his assigns may purchase, and apply the proceeds thereof, less any and all expenses connected with the taking of possession and sale of the property, as a credit against any sums due by Tenant and Tenant agrees to pay any deficiency forthwith. Tenant agrees that the said lien and security interest may be enforced by distress, foreclosure or otherwise, at the election of Landlord, that Landlord shall have all of the remedies of a secured party under the Uniform Commercial Code, and that Tenant shall execute such financing statements a shall be necessary to perfect such interest. The statutory lien for rent, if any, is not hereby waived and the express contractual lien herein granted is in addition thereto and supplementary thereto.

     Section 8.4 WAIVER OF JURY TRIAL. It is mutually agreed by and between
                 --------------------
Landlord and Tenant that the respective parties hereto shall and they hereby do voluntarily waive trial by jury in any action, proceeding or counterclaim brought by either of the parties

                                            Please Initial:
                                            ---------------

                                            Landlord: [SIGNATURE ILLEGIBLE]
                                                     -----------------------

                                            Tenant: [SIGNATURE ILLEGIBLE
                                                   -------------------------
hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises and/or any claim of injury or damage, and any emergency or other statutory remedy.

              Please Initial to Acknowledge Terms of Section 8.4:
              --------------------------------------------------

                        Landlord:[SIGNATURE ILLEGIBLE]
                                 ---------------------

                        Tenant:[SIGNATURE ILLEGIBLE]
                               ---------------------

     Section 8.5  Rights Cumulative.  The rights and remedies given to Landlord
                  -----------------
in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.

     Section 8.6  Attorneys' Fees.  Tenant further agrees that in the event its
                  ---------------
default in the performance of any of the terms, conditions, or covenants of this Lease requires Landlord, in the exercise of its sole discretion, to use the services of an attorney to attempt to or successfully remedy such default, or in the event of litigation between Landlord and Tenant respecting any other matters whatsoever arising out of or in any way connected with this Lease, the Leased Premises, or the relationship of Landlord and Tenant, including but not limited to actions for declaratory relief, that Tenant will reimburse Landlord for any and all reasonable expenses incurred in the use of such attorney and in any action which said attorney may take, whether suit be instituted or not. Such expenses shall include, but not be limited to legal fees, paraprofessionals' fees, court costs, costs of filing and serving summons and/or complaint, etc., and expenses not otherwise taxable as costs.

     Section 8.7  Notice of Default: Service of Three Day Notice.  Tenant hereby
                  ----------------------------------------------
agrees to designate ____________________________________________________________
as its agent to accept service of the statutory three (3) day notice. In addition, Tenant hereby agrees that service of said notice upon any employee of Tenant within Leased Premises or by posting a copy of the same on the Leased Premises shall constitute effective and binding service of the same, notwithstanding and statutory requirements to the contrary.

     Section 8.8  Expenses of Enforcement.  In the event any payment due
                  -----------------------
Landlord under this Lease shall not be paid in the due date, said payment shall bear interest at the rate of eighteen percent (18%) per annum from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. In the event that it shall be necessary for Landlord to give more than one (1) written notice to Tenant during the Term of this Lease of any violation of this Lease, Landlord shall be entitled to make an administrative charge to Tenant of Fifty and No/100 Dollars ($50.00) for each such additional notice. Tenant recognizes and agrees that the charges

                                                  Please Initial:
                                                  --------------

                                                  Landlord:[SIGNATURE ILLEGIBLE]
                                                           ---------------------

                                                  Tenant:[SIGNATURE ILLEGIBLE]
                                                         ---------------------
which Landlord is entitled to make upon the conditions stated in this Section represent, at the time this Lease is made, a fair and reasonable estimate and liquidation of the cost of Landlord in the administration of the Lease resulting from the events described which costs are not contemplated or included in any Rent or other charges provided to be paid by Tenant to Landlord in this Lease. Any charges becoming due under this Section of this Lease shall be added and become due with the ensuing monthly payment of Base Rent and shall be collectible as a part thereof.

     Section 8.9  Surrender and Holding Over.  If Tenant or anyone claiming
                  --------------------------
under Tenant shall remain in possession of the Leased Premises or any part thereof after the expiration of the Term without an agreement in writing between Landlord and Tenant with respect thereto, the person remaining in possession shall be deemed a tenant at sufferance, and, during such holding over, all Base Rent and Additional Rent payable under this Lease shall be payable at a rate twice the rate in effect immediately prior to the expiration of the Term. In no event, however, shall such holding over be deemed or construed to constitute an extension or renewal of this Lease. Upon the expiration and termination of this Lease, either by lapse of time or otherwise, Tenant shall surrender to Landlord the Leased Premises in "broom clean" condition, and in good repair, reasonable wear and tear expected.

                                   ARTICLE 9
                                  ALTERATIONS

               Tenant shall not make any non-structural alternations improvements, repairs, installations or removals or additions to the Leased Premises which do not affect utility services or plumbing or electrical lines ("Alterations") during the term of this Lease or any extension or renewal
  -----------
thereof, without first obtaining the written consent of Landlord, and it shall not cut or drill into, or secure any fixture, apparatus or equipment of any kind to any part of the Leased Premises without first obtaining the written consent of Landlord. All Alterations made by Tenant as aforesaid shall remain upon the Leased Premises at the expiration or earlier termination of this Lease and shall become the property of Landlord, unless Landlord shall, prior to the expiration or termination of this Lease, have given written notice to Tenant to remove the same, in which event Tenant shall remove such Alterations and restore the Leased Premises to the same good order and condition in which it was at the commencement of this Lease. Should Tenant fail to do so, Landlord may do so, collecting at Landlord's option, the cost and expense thereof from Tenant as Additional Rent. Tenant shall have no right to make any alterations, improvements, repairs, installations or removals or additions to the Leased Premises which are not otherwise permitted pursuant to the terms hereof.

               Tenant shall procure all necessary permits before making any Alterations. Tenant agrees that all Alterations done by it at its request, or anyone claiming under it, shall

                                                  Please Initial:
                                                  --------------

                                                  Landlord:[SIGNATURE ILLEGIBLE]
                                                           ---------------------

                                                  Tenant:[SIGNATURE ILLEGIBLE]
                                                         ---------------------
be done in a good and workmanlike manner of first class institutional office building quality, that the same shall be done in conformity with all laws, ordinances and regulations of all public authorities, that the structure of the Leased Premises shall not be endangered or impaired and that Tenant shall repair all damages caused by or resulting from any such Alternations.

                                  ARTICLE 10
                                TRADE FIXTURES

          All trade fixtures installed by Tenant in the Leased Premises shall be new or completely reconditioned and may remain the property of Tenant and shall be removable at the expiration or earlier termination of this Lease, provided Tenant shall not at such time be in default under any covenant or agreement contained in this Lease; provided further, that in the event of such removal, Tenant shall promptly restore the Leased Premises to their original order and condition. Any such trade fixtures not removed at or prior to such termination shall be and become the property of Landlord. All improvements and fixtures installed by Tenant, (other than trade fixtures) including, but not limited to heating equipment, lighting fixtures, air-conditioning equipment, ceiling, wall treatment, floor covering, plumbing and electrical systems and fixtures, whether or not installed by Tenant, shall not be removable by Tenant and shall become the property of Landlord without any compensation therefor to Tenant, upon the termination of this Lease.

                                  ARTICLE 11
                                QUIET ENJOYMENT

          Upon payment by Tenant of the Base Rent and Additional Rent herein provided, and upon the observance and the performance of all of the covenants, terms and conditions on the Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless to the terms and conditions of this Lease; provided, however, that Landlord shall not be responsible for any action or inaction of the Association or of any other owner or tenant of any other unit of the Condominium.

                                  ARTICLE 12
                                  MAINTENANCE

          Except for maintenance and repairs performed by the Association, all maintenance and repairs respecting the Leased Premises shall be performed by Tenant at Tenant's expense. Tenant shall, at all times, keep the Leased Premises (including maintenance of its entrances and all glass except to the extent same is maintained by the Association) and

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                      ----------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                    ------------------------
all interior partitions, doors, fixtures and equipment in good order, condition and repair, except for those portions maintained by the Association. Tenant further agrees to replace promptly at its own expense with glass of a like kind and quality and plate glass or window glass of the Leased Premises which may become cracked or broken by reason of Tenant's negligence; not to place or maintain articles in the vestibule or entry of the Leased Premises, in the hallway adjacent thereto or elsewhere on the exterior thereof; not to permit accumulations of garbage, trash, rubbish and other refuse, and to keep such refuse in proper containers (or in trash room maintained by Tenant) in the interior of the Leased Premises until removed; not to use or permit the use of any apparatus for sound reproduction or transmission or of any musical instrument in such manner that the sound so reproduced, transmitted or produced shall be audible beyond the interior of the Leased Premises; to keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the Leased Premises; not to cause or permit objectionable odors to emanate or be dispelled from the Leased Premises; to comply with all laws and ordinances and all valid rules and regulations of any Federal, State, Municipal or public authority or the Association having jurisdiction over the Leased Premises and Landlord, and all recommendations of any public or private agency having authority over insurance rates with respect to the use or occupancy of the Leased Premises by Tenant; and to conduct its business in the Leased Premises in all respects in a dignified manner and in accordance with high standards of office operation. In the event Landlord or the Association is required to make repairs to structural portions of the Leased Premises by reason of Tenant's negligent acts or omissions to act, Landlord may charge the actual cost of such repairs to Tenant and such cost shall thereafter become due as Additional Rent.

                                  ARTICLE 13
                                     SIGNS

          Tenant hereby agrees that it will not place or suffer to be placed or maintained on any exterior door, wall or window of the Leased Premises any signs, awning, or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Leased Premises which is not in conformity with the Rules and Regulations of the Building as set forth by the Association without first obtaining Landlord's, and if required by the Condominium Documents, the Association's, written approval and consent, Landlord agrees and hereby consents to Tenant placing Tenant's name on the entrance to the Leased Premises, subject to the Condominium Documents. Tenant further agrees to maintain such sign, decoration, lettering, advertising matter or other thing as may be approved or provided by Landlord in good condition and repair at all times. Tenant further acknowledges that Landlord and the Association may regulate the lettering, size, placement, color and design of Tenant's sign.

                                            Please Initial:
                                            --------------

                                            Landlord: [SIGNATURE ILLEGIBLE]
                                                      ---------------------

                                            Tenant: [SIGNATURE ILLEGIBLE]
                                                    ---------------------

                                  ARTICLE 14
                                   PARKING

          (a)  At no additional expense, Tenant shall be entitled to fourteen
(14) parking space(s) at the Condominium, as follows:

          =====================================================
           Parking Space N degrees          Location
          -----------------------------------------------------
            24                              Basement (covered)
          -----------------------------------------------------
            28                              Basement (covered)
          -----------------------------------------------------
            55                              Basement (covered)
          -----------------------------------------------------
            56                              Basement (covered)
          -----------------------------------------------------
            57                              Basement (covered)
          -----------------------------------------------------
            80                              Basement (covered)
          -----------------------------------------------------
            81                              Basement (covered)
          -----------------------------------------------------
           102                              Basement (covered)
          -----------------------------------------------------
           198                              Ground level
          -----------------------------------------------------
           199                              Ground level
          -----------------------------------------------------
           202                              Ground level
          -----------------------------------------------------
           203                              Ground level
          -----------------------------------------------------
           151                              Ground level
          -----------------------------------------------------
           152                              Ground level
          =====================================================

          (b) Neither Tenant nor its employees shall park in any space which is not designated as Tenant's assigned spaces. Tenant shall furnish Landlord and the Association with a list of its employees' vehicle license numbers within fifteen (15) days after such change occurs. Tenant agrees to assume responsibility for compliance by its employees with the parking provisions contained herein. Tenant shall be liable to the Association for any violation of the Condominium Documents or the Association's requirements respecting parking, and shall hold Landlord harmless and indemnify Landlord against any loss, liability, expense, or claims, including reasonable attorneys' fees incurred in the defense of same, respecting any violation,

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                       ---------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                     ---------------------
well-founded or un-founded, of a violation of the Condominium Documents or the Association's requirements respecting parking.

          (c) Landlord shall not be liable for any damage whatsoever to, or any theft of, automobiles or other vehicles or the contents thereof, while in or about the Condominium parking area.

                                  ARTICLE 15
                           MISCELLANEOUS PROVISIONS

     Section 15.1 No Recording of Lease. The parties hereto agree that neither
                  ---------------------
this Lease nor any notice thereof or reference thereto shall be recorded in any public records, except that Landlord only may request a memorandum of the pertinent portions hereof be recorded in the public records of Dade County, Florida. Such memorandum shall in all events contain the provisions of this Lease giving notice that Landlord's interest in the Leased Premises shall not be subject to any construction liens as a result of any contracts entered into between Tenant and any third party, or arising out of or related to any improvements made to the Leased Premises or materials or services applied thereto which may be ordered by Tenant. In the event of such a request by Landlord, Tenant shall join in the execution of such memorandum for the purpose recordation.

     Section 15.2 Notices. Wherever in this Lease it shall be required or
                  -------
permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall not be deemed to have been duly given or served unless in writing, and either personally delivered or delivered by overnight mail or forwarded by Certified Mail, Return Receipt Requested, postage prepaid, addressed as follows:

TO THE LANDLORD AT:      Apremont, Inc.
                         2600 S.W. Third Avenue, PH-A
                         Miami, Florida 33129
                         Attn.: Mr. Andres Altaba, President

WITH A COPY TO:          SHAPO, FREEDMAN & FLETCHER, P.A.
                         200 South Biscayne Boulevard
                         4750 First Union Financial Center
                         Miami, Florida 33131
                         Attn: David A. Freedman, Esq.

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                       ---------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                     ---------------------

TO THE TENANT AT:             Conquistador Cigar Company
                              2600 S.W. Third Avenue, Suite 100
                              Miami, Florida 33129
                              Attn: Abraham Safir, President

WITH A COPY TO:               Kaplan & Gottbetter
                              630 Third Avenue
                              New York, NY 10017
                              Attn:Adam Gottbetter, Esq.

Such addresses may be changed from time to time by either party by serving notices as above provided. Mailed notice shall be deemed effective three (3) days after such mailing.

     Section 15.3 Access to Leased Premises. Landlord or Landlord's agents and
                  -------------------------
the agents of the Association shall have the right to enter the Leased Premises at all times to examine the same, and to show them to prospective purchasers, mortgagees, or lessees, and to make such Alterations as Landlord or the Association may deem necessary or desirable, and the Base Rent and Additional Rent reserved herein shall not abate while said Alterations are being made by reason of loss or interruption of business of Tenant or otherwise. However, nothing herein contained shall be deemed or construed to impose upon Landlord or the Association any obligation, responsibility or liability whatsoever, for the care, maintenance, or repair of the Condominium or any part thereof, expects as otherwise herein specifically provided. In the event of an emergency, if Tenant shall not be personally present to open and permit any entry into said Leased Premises, Landlord or Landlord's agents or the Association's agents may forcibly enter the same, without rendering Landlord or Landlord's agents or the Association or its agents liable therefore, and without in any manner affecting the obligations and covenants of this Lease.

     Section 15.4 Assignment and Subletting.
                  -------------------------

          (a) Tenant shall not assign, mortgage, pledge or encumber this Lease, in whole or in part, not sublet the whole or any part of the Leased Premises, nor permit the use of the whole or any part of the Leased Premises, by any licensee or other persons or entities, without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld. This prohibition shall be construed to include a prohibition against any assignments or subletting by operation of law. In the event of any such assignment, subletting or licensing made with the written consent of Landlord, as aforesaid, Tenant will nevertheless remain liable for the performance of all of the terms, conditions and covenants of this Lease. Any permitted assignment, subletting or license shall be by and agreement in form

                                                Please Initial:
                                                --------------

                                                Landlord: [SIGNATURE ILLEGIBLE]
                                                          ---------------------

                                                Tenant: [SIGNATURE ILLEGIBLE]
                                                        ---------------------
and content acceptable to Landlord. Landlord consents to any sublease in which United Health Management Co. or a parent, subsidiary, or sister company to United Health Management Co. is the subtenant.

          (b) If Landlord consents to any assignment, sublease or occupancy pursuant to this Section, except for any assignment or sublease to an entity in which Ian Markofsky, or a corporation in which Ian Markofsky is a shareholder, is a shareholder, Tenant shall pay Landlord, as Additional Rent:

               (i) in the case of each and every assignment, an amount equal to ALL monies, property, and other consideration of every kind whatsoever paid or payable to Tenant by the assignee for such assignment and for all property of Tenant transferred to the assignee as part of the transaction (including, but not limited to, fixtures, other leasehold improvements, furniture, equipment and furnishings); and

               (ii) in the case of each and every sublease or occupancy arrangement, ALL Base Rent, Additional Rent, and/or other monies, property, and consideration of every kind whatsoever paid or payable to Tenant by the subtenant under the sublease or occupant under occupancy arrangement, LESS all Rent under this Lease accruing during the term of the sublease or occupancy arrangement in respect of the subleased or occupied space (as reasonably determined by Landlord, taking into account the useable area of the Leased Premises demised under the sublease or occupancy arrangement).

          (c) No such assignment, subletting or occupancy arrangement shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant, as a release of Tenant from the further performance by Tenant of the covenants on the part of Tenant herein contained.

          (d) If Tenant is a corporation, general partnership or limited partnership and if at any time during the Lease Term, without the written consent of Landlord, the person(s) or entity(ies) who own a majority interest of Tenant, either directly or indirectly, at the time of the execution of this Lease cease to own a majority interest (except as a result of transfers by bequest or inheritance), Tenant shall so notify Landlord and Landlord may terminate this Lease by notice to Tenant given within Ninety (90) days thereafter. Any consent by Landlord to an assignment or subletting of this Lease or occupancy arrangement shall not constitute a waiver of the necessity of such consent to any subsequent assignment, subletting or occupancy arrangement.


                                                 Please Initial
                                                 --------------

                                                 Landlord: [SIGNATURE ILLEGIBLE]
                                                           ---------------------

                                                 Tenant: [SIGNATURE ILLEGIBLE]
                                                         ---------------------

     Section 15.5   Subordination.
                    -------------

          (a) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of any and all mortgages entered into by Landlord which may now or hereafter encumber the Leased Premises, and to all renewals, modifications, amendments, consolidations, replacements and extensions thereof and to any and all ground lease(s) or master lease(s) of the Condominium or any lien resulting from any method of financing or refinancing, now or hereafter in force against the Condominium or Leased Premises and to all advances made or hereafter to be made upon the security thereof; provided, however, that with respect to any mortgage entered into Landlord after the date of this Lease, the subordination provided in this Section 15.5 shall be conditioned upon the mortgagee agreeing to not to disturb the Tenant's occupancy of the Leased Premises and to allow Tenant quiet enjoyment thereof for so long as Tenant complies with each and every covenant and obligation to be observed by Tenant under this Lease. This subordination shall be self-operative and no further instrument of subordination shall be required for its operation. Tenant agrees, however, upon demand, to execute promptly such instruments, without expense to Landlord, as Landlord or a mortgagee may reasonably request to further evidence the subordination of this Lease to any existing or future mortgage or other security agreement, ground lease or master lease.

          (b) In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Leased Premises, or in the event a deed is given in lieu of foreclosure of any such mortgage, or upon the assignment of this Lease by Landlord, Tenant shall attorn to the purchaser or grantee in lieu of foreclosure, upon any such foreclosure or sale, and recognized such purchaser or grantee in lieu of foreclosure, as Landlord under this Lease. Such Landlord, mortgagee or purchaser at said foreclosure sale, shall not be:

               (i)       Liable for any act or omission of any prior Landlord;

               (ii) Subject to any offsets or defenses which Tenant may have against any prior Landlord; or

               (iii) Bound by any Base Rent or Additional Rent which Tenant may have paid to any prior Landlord for more than the current month.

          (c) Tenant shall execute promptly any such instruments or certificates required to carry out the intent of this Section as shall be requested by Landlord. Tenant hereby irrevocably appoints Landlord as attorney in fact for Tenant with full power and authority to execute and deliver in the name of Tenant, any such instruments or certificates required pursuant to this Section. If within ten (10) days after the date of a written request by Landlord


                                                 Please Initial:
                                                 --------------

                                                 Landlord: [SIGNATURE ILLEGIBLE]
                                                           ---------------------

                                                 Tenant: [SIGNATURE ILLEGIBLE]
                                                         ---------------------
to execute such instrument, Tenant shall not have executed same, Landlord may, at its option, cancel this Lease without incurring any liability on account therefor.

     Section 15.6   Construction Liens. Tenant shall not do any act, nor is
                    ------------------
Tenant authorized to make any contract which may create or be the foundation for any lien or other encumbrance upon any interest of Landlord or any other unit owner in any portion of the Leased Premises or the Condominium. If, because of any act or omission (or alleged act or omission) of Tenant, any construction, mechanic's, or other lien, charge or order for the payment of money or other encumbrance shall be filed against Landlord, and/or any other unit owners and/or any mortgagee, and/or any portion of the Leased Premises or the Condominium (whether or not such lien, charge, order or encumbrance is valid or enforceable as such), Tenant shall, at its own cost and expense, cause the same to be discharged of record or bonded within thirty (30) days after notice to Tenant of the filing thereof; and Tenant shall indemnify and save harmless Landlord, all other units owners, and all mortgagees against and from all costs, liabilities, suits, penalties, claims and demands, including attorney's fees and appellate attorneys' fees resulting therefrom. In the event Tenant fails to comply with the foregoing provisions of this Section, Landlord shall have the option of discharging or bonding any such lien, charge, order, or encumbrance by payment or otherwise, and Tenant agrees to reimburse Landlord for all costs, expenses and other sums of money in connection therewith (as Additional Rent) with interest at the rate of eighteen percent (18%) per annum promptly upon demand.

     Section 15.7   Entire Agreement. This Lease and the exhibits and addenda,
                    ----------------
if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as set forth herein. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and, signed by each.

     Section 15.8   No Partnership. Landlord shall not, in any way or for any
                    --------------
purpose, be deemed to become a partner of Tenant, in the conduct of its business or otherwise, or joint venturer or a member of a joint enterprise, with Tenant.

     Section 15.9   Captions and Section Numbers. The captions, section numbers,
                    ----------------------------
article numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such Sections or Articles of this Lease, nor in any way affect this Lease.

     Section 15.10  Partial Invalidity. If any term, covenant or condition of
                    ------------------
this Lease, or the application thereof to any person or circumstance shall to any extent be invalid or

                                                 Please Initial:
                                                 ---------------

                                                 Landlord: [SIGNATURE ILLEGIBLE]
                                                           ---------------------

                                                 Tenant: [SIGNATURE ILLEGIBLE]
                                                         ---------------------
unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those to which it is held invalid or unenforceble, shall not be affected thereby and each other term, covenant and condition of this Lease shall be valid and be enforced, to the fullest extent permitted by law.

     Section 15.11  Governing Law. This Lease has been made and executed in the
                    -------------
State of Florida and shall be construed and enforced in accordance with the laws of the State of Florida.

     Section 15.12  Waiver. The waiver by Landlord of any breach of any term,
                    ------
covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any particular breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such Rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing by the Landlord.

     Section 15.13  Accord and Satisfaction. No payment by Tenant or receipt by
                    -----------------------
Landlord of a lesser amount other than the Rent herein stipulated shall be deemed to be other than on account of the stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of Base Rent or Additional Rent or pursue any other remedy provided in this Lease.

     Section 15.14  Successors and Assigns. All rights, obligations and
                    ----------------------
liabilities herein, given to, or imposed upon the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors, sublessees and assigns of said parties; provided, however, that the liability of Landlord hereunder and any successor in interest and title to the Leased Premises shall be limited to his or its interest in the Condominium and Building, and no other assets of Landlord other than his or its interest in the Condominium, and no other assets of Landlord other than his or its interest in the Condominium shall be affected by reason of any liability which Landlord or its successor in interest may have under this Lease. Any and all such liability imposed on Landlord shall terminate upon Landlord's transfer, sale, assignment or hypothecation of his or its interest in the Condominium. If there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein and the word "Tenant"
                                                                      ------
shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease, may be given by or to any one thereof and shall have the same force and effect as if given by or to all thereof. No rights, however, shall inure to the benefit of any assignee of
                                               Please Initial:
                                               --------------

                                               Landlord: [SIGNATURE ILLEGIBLE]
                                                        -----------------------

                                               Tenant: [SIGNATURE ILLEGIBLE]
                                                      --------------------------

Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid.

     Section 15.15  Brokerage Indemnity. Landlord and Tenant each hereby
                    -------------------
represent and warrant to the other that they have dealt with no broker, finder or similar agent, in connection with this Lease, except for Greater Miami
                                                            -------------
Investments, Inc., whose commission will be paid by Landlord. In the event that
------------------
any broker or agent claims a brokerage fee in connection with this transaction other than Greater Miami Investments, Inc., the party responsible therefore, agrees to pay said fee and to indemnify and hold harmless the other party from and against any and all liability and expense in connection with commissions, compensation or otherwise for the bringing about of this transaction or the consummation thereof, including reasonable attorneys' and paraprofessionals' fees (in an effort to defend the brokerage claim), for the non-responsible party should it be joined in litigation.

     Section 15.16  Condition of Leased Premises. Taking possession of the
                    ----------------------------
Leased Premises by Tenant shall be conclusive evidence as against Tenant that the Leased Premises were in good and satisfactory condition when possession was so taken. Tenant agrees to accept the Leased Premises in their current condition and to make certain improvements thereto, subject to Landlord's approval as provided in Section 15.20(a), at Tenant's sole cost and expense.

     Section 15.17  Taxes. Tenant shall be responsible for and shall pay before
                    -----
delinquency all municipal, county or state taxes assessed during the Term of this Lease against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by Tenant. Tenant shall also pay to Landlord any sales, use or excise tax, or any similar tax assessed or levied with respect to the Rent received by Landlord and with respect to any amounts receivable by Landlord under this Lease or otherwise as may be now or hereafter authorized by the laws of any governmental authority having jurisdiction in the matter, whether federal, state, county or municipal. Landlord shall pay all real estate taxes respecting the Leased Premises.

     Section 15.18  Prior Occupancy. If Tenant, with Landlord's consent, shall
                    ---------------
occupy the Leased Premises prior to the beginning of the Lease Term specified in
Section 1.3 hereof, all provisions of this Lease shall be in full force and effect commencing upon such occupancy, and Rent for such period shall be paid by Tenant at the rate herein specified.

     Section 15.19  Time and Consent. It is understood and agreed hereto that
                    ----------------
time is of the essence regarding all the terms, provisions, covenants and conditions of this Lease. Unless otherwise provided herein to the contrary, whenever the consent of either party shall be required hereunder such consent shall not be unreasonably withheld or delayed.

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                      --------------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                    ----------------------------

     Section 15.20 Leasehold Improvements.
                   ----------------------

          (a) Tenant shall submit the plans and specifications for its leasehold improvements (the "Leasehold Improvements") to landlord for its
                             ----------------------
approval prior to commencement of Tenant's construction thereof. Landlord's consent shall not be unreasonably withheld, delayed or conditioned. If Landlord does not raise objections thereto within ten (10) business days after delivery of such plans and specifications to Landlord, they shall be deemed approved.

          (b) Tenant shall be permitted to select a contractor of its choice to perform the Leasehold Improvements, subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed, with the cost of such services to be borne and paid for by Tenant. It is to be understood and agreed that Landlord shall receive no fee for profit, overhead or general conditions in respect of the other contractor's work or for review of plans and specifications prepared for Leasehold Improvements. Tenant shall be responsible for any damage caused to the Condominium by such contractor and any subcontractors, laborers, materialmen or others in the Condominium at the request of Tenant.

     Section 15.21 Security. Tenant has deposited with landlord the sum of Ten
                   --------
Thousand an No/100 Dollars ($10,000.00) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of Rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any such Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages of deficiency in the reletting of the Leased Premises, whether such damages or deficiency accrued before or after summary proceedings or other reentry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of this Lease and after delivery of entire possession of the Leased Premises to Landlord. In the event of a sale of the Leased Premises, Landlord shall have the right to transfer the security to the vendee and Landlord shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.


                                                Please Initial:
                                                --------------

                                                Landlord: [SIGNATURE ILLEGIBLE]
                                                          ---------------------

                                                Tenant: [SIGNATURE ILLEGIBLE]
                                                        ---------------------

          In the event Landlord uses, applies, or retains the whole or any part of the security deposited with Landlord in accordance with this Section 15.21, Tenant shall, on demand, pay to Landlord the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount.

     Section 15.22 Hazardous Waste.
                   ---------------

          (a) Tenant shall not use, handle, store, display or generate in the Leased Premises any materials which are toxic, ignitable, corrosive or reactive or any other hazardous materials without compliance with any and all applicable federal, state or local laws and regulations.

          (b) Tenant shall indemnify, demand and hold harmless Landlord against and from any and all liability, damages, judgments, costs, fees and expenses, including without limitation thereto, reasonable attorneys' and paraprofessionals' fees at all levels, which may be incurred by Landlord in complying with, or curing a violation by Tenant of this Section.

     Section 15.23 Radon Gas Disclosure. Radon is a naturally occurring
                   --------------------
radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     Section 15.24 Option to Renew Lease. Landlord grants to Tenant the option
                   ---------------------
(the "Option") to renew this Lease on the same terms and conditions as
      ------
contained in this Lease (except for this Section 15.24 and except as otherwise provided in this Section 15.24), for a single term (the "Option Term") of five
                                                         -----------
years from the expiration date of this Lease, provided that Tenant is not in default of any of the provisions of this Lease a the time Tenant exercises the Option and does not default under the Lease prior to the commencement of the Option Term (and at either time no event has occurred, which but for the passage of time would constitute a default). Tenant shall have the right to exercise the Option at any time during the initial term of this Lease up to one hundred eighty (180) days preceding the expiration date of the original term of this Lease, after which the Option will be deemed to have expired and to have been waived if the Option has not been exercised by that date.

          (a)  Method of Exercising Option. Tenant shall exercise the Option by
               ---------------------------
giving written notice ("Option Notice") to Landlord within the time period
                        -------------
provided in Section 15.24. The Option Notice shall be given pursuant to the procedures for notices provided the Lease.


                                                Please Initial:
                                                --------------

                                                Landlord: [SIGNATURE ILLEGIBLE]
                                                          ---------------------

                                                Tenant: [SIGNATURE ILLEGIBLE]
                                                        ---------------------

          (b)  Base Rent. The Base Rent for the Option Term shall be determined
               ---------
as provided in Section 2.1 of this Lease, including the provision thereof for annual increase of Base Rent provided in Section 2.1 (d), subject to the cap provided in Section 2.1 (d)(iv), and the provision for payment of increases in Condominium assessments provided in Section 2.1 (e), both of which shall apply for each lease year of the Option Term.

          IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease as of the date and year first above written.

WITNESSES:                              LANDLORD:

                                        APREMONT, INC., a Florida corporation


[SIGNATURE ILLEGIBLE]
------------------------------
Print name:___________________


/s/Sara Ohlmann                         By: /s/ Andres Altaba,
------------------------------              ------------------------------------
Print name: Sara Ohlmann                    Andres Altaba, as President
            ------------------

                                        TENANT:

                                        CONQUISTADOR CIGAR COMPANY,
                                        a Delaware corporation

[SIGNATURE ILLEGIBLE]
------------------------------
Print name:___________________


/s/ Sara Ohlmann                        [SIGNATURE ILLEGIBLE]
------------------------------          ----------------------------------------
Print name: Sara Ohlmann                Abraham Shafir, as President
            ------------------

                                                Please Initial:
                                                --------------
                                                Landlord:[SIGNATURE ILLEGIBLE]
                                                         ---------------------

                                                Tenant:[SIGNATURE ILLEGIBLE]
                                                       ---------------------

                                   EXHIBIT A
                                   ---------

                                   GUARANTY

THIS GUARANTY ("Guaranty") is made as of March 29, 1996, and between the persons
                --------
who have executed this Guaranty as "Guarantor(s)" (collectively, "Guarantor"),
                                                                  ---------
and APREMONT, INC., a Florida corporation, having offices at 2600 S.W. Third Avenue, PH-A, Miami, Florida 33129, ("Landlord").
                                      --------

     WHEREAS, CONQUISTADOR CIGAR COMPANY, a Delaware corporation, ("Tenant"),
                                                                    ------
having an office at 2600 S.W. Third Avenue, Suite 100, Miami, Florida 33129, is desirous of becoming the tenant of the space designated as Units 100, 200, and 250 of VIZCAYA VIEW PLAZA, a condominium, according to the Declaration thereof as recorded on June 15, 1982, in Official Records Book 11469 at page 2196 of the Public Records of Dade County, Florida, and situate at 2600 S.W. Third Avenue, Miami, Florida 33129 (the "Leased Premises"), pursuant to a lease (the "Lease")
                           ---------------                              -----
between Landlord and Tenant dated as of March 29, 1996, and

          WHEREAS, Guarantor is a shareholder of Tenant; and

          WHEREAS, Landlord has refused to enter into the Lease unless Guarantor executes and delivers this Guaranty to Landlord;

          NOW, THEREFORE, to induce Landlord to enter into the Lease, and in consideration of the sum of One Dollar and other good and valuable consideration, the receipt of which is hereby acknowledged, Guarantor hereby represents, covenants, warrants, and agrees as follows:

     1. Guarantor absolutely and unconditionally guarantees to Landlord and any mortgagee having an interest in Landlord's interest in the Lease, and to each separately, punctual, full, and faithful performance and observance by Tenant of all of the terms, provisions, and conditions of the Lease to be performed and observed by Tenant. Notwithstanding anything to the contrary provided in this Guaranty, this Guaranty shall only apply to and Guarantor only guaranties hereunder the performance and observance by Tenant of all of the terms, provisions, and conditions of the Lease to be performed and observed by Tenant under the Lease during the first twelve months of the term of the Lease. Guarantor shall have no liability for any liability of Tenant coming due after the first twelve months of the term of the Lease, including but not limited to Base Rent and Additional Rent for any period after the first twelve months of the term of the Lease.

                                             Please Initial:
                                             --------------
                                             Landlord:[SIGNATURE ILLEGIBLE]
                                                      ---------------------

                                             Tenant:[SIGNATURE ILLEGIBLE]
                                                    ---------------------

     2. Guarantor waives notice of any breach or default by Tenant under the Lease and --- and all other notices and demands. Under no circumstances shall Landlord be required to institute or pursue any action or proceeding at law or in equity against Tenant or anyone else prior to demanding or obtaining performance from Guarantor under this Guaranty.

     3. All rights and remedies afforded to Landlord by reason of this Guaranty are separate and cumulative rights and remedies and it is agreed that no one of such rights or remedies, whether exercised by Landlord or not, shall be deemed to be an exclusion of any of the other rights or remedies available to Landlord and shall not limit or prejudice any other legal or equitable right or remedy which Landlord may have.

     4. Any act of Landlord, or the successors or assigns of Landlord, consisting of a waiver of any of the covenants to be performed by Tenant, the giving of any consent to any manner or thing relating to the Lease, or the granting of any indulgences or extensions of time to Tenant may be done without notice to Guarantor and without releasing the obligations of Guarantor hereunder.

     5. The obligations of Guarantor hereunder shall not be released or diminished by Landlord's failure to enforce the Lease or any waiver under, extension to, or other modification of the Lease or assignment thereof or subletting thereunder.

     6.   The liability of Guarantor hereunder shall in no way be affected by
(a) the release or discharge of Tenant in any creditors', receivership, bankruptcy, or other proceedings, whether voluntary or involuntary; (b) the impairment, limitation, or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under the Lease, resulting from the operation of any present or future proceedings with respect to bankruptcy or creditors' rights; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment, attempted assignment, or transfer of the Lease or any subletting of the Leased Premises by Tenant, whether consented to by Landlord or not; (e) any disability or other defense of Tenant; (f) the cessation from any cause whatsoever of the liability of Tenant; (g) any default, failure or delay, willful or otherwise, in performance of the terms of the Lease to be performed by Tenant; (h) the failure or delay of Landlord to assert any claim or demand or to enforce, assert or exercise any right, power or remedy against Tenant or any other person with respect to the Lease; or (i) any modification, amendment or other change to the terms and provisions of the Lease.

     7. No invalidity, irregularity or unenforceability of all or any part of the terms of the Lease shall affect, impair or be a defense to this Guaranty, and the promise to pay contained in this Guaranty is a primary obligation of Guarantor.

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                       ---------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                     ---------------------

     8. In the case of any proceedings to collect any payment hereunder or any other litigation between Guarantor and Landlord respecting this Guaranty, the Lease, Tenant's occupancy of the of the Leased Premises, or any other matters whatsoever arising out of or in any way connected with the Lease or this Guaranty, Guarantor shall pay all costs and expenses of Landlord whatsoever, of every kind for collection, sale or delivery, including without limitation thereto reasonable attorneys' fees at all levels, and such sums, at Landlord's election, may be an offset against the proceeds of sale or collection and thereafter the Landlord may apply any residue to pay any liabilities of Guarantor, who shall continue to be liable for any deficiency.

     9.   Guarantor covenants and represents that:

          (a) There is no action or proceeding pending or, to the knowledge of Guarantor, threatened against Guarantor before any court or administrative agency and no event has occurred which might result in any material adverse change in the business condition of Guarantor or in the property of Guarantor from the condition of Guarantor as set forth in the most recent financial statement of Guarantor furnished to Landlord. Guarantor shall deliver to Landlord within ninety (90) days after the end of each calendar year, an audited statement of its net worth prepared in accordance with generally accepted accounting principles (unless Guarantor is a natural person) applied in a manner satisfactory to Landlord.

          (b) Guarantor has filed all Federal and State Income Tax returns which are required to be filed, and has paid all taxes as shown on said returns to the extent that such taxes have become due.

          (c) Guarantor is not individually or jointly a party to any contract or guaranty which materially and adversely affects its business, property, assets or financial condition (exclusive of guarantees and other similar contingent obligations incurred in the ordinary course of business and generally disclosed on the most recent financial statement of such Guarantor furnished to Landlord). Neither the execution, honor or delivery of this Guaranty nor the fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor under any other guaranty or instrument to which Guarantor is now a party or by which Guarantor may be bound.

     10.  If any of the following events occur and be continuing:

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                       ---------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                     ---------------------

          (a) If any representation or warranty by Guarantor herein or any representation or warranty in any writing furnished in connection with or pursuant to this Guaranty shall be false in any respect on the date as of which made; or

          (b) If Guarantor defaults after demand in the performance or observance of any guarantee, covenant, term or condition contained in this Guaranty; or

          (c)  If Guarantor makes an assignment for the benefit of creditors; or

          (d) If Guarantor petitions or applies to any tribunal for the appointment of a trustee or receiver of the business, estate or assets or of any substantial portion of the business, estate or assets of Guarantor, or commence any proceedings, relating to Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

          (e) If any such petition or application is filed or any such proceedings are commenced against Guarantor and Guarantor by any act indicates its approval thereof, consent thereto, or acquiescence therein, or any order is entered appointing any such trustee or receiver, or declaring Guarantor bankrupt or insolvent, or approving the petition in any such proceedings;

          THEN, an event of default under this Guaranty shall have occurred and Landlord, at its option, may declare all sums guaranteed hereunder forthwith due and payable, under the terms of and with the effect provided in this Guaranty, regardless of whether (a) a default by Tenant shall have occurred under the Lease or (b) Landlord shall have exercised any of its rights or remedies under the Lease.

     11. This Guaranty may not be changed, modified, discharged or terminated orally or in any manner other than by a written instrument signed by Guarantor and Landlord.

     12. Notice of acceptance of this Guaranty, presentment, demand for payment, protest, notice of default or non-payment, notice of dishonor and all other notices and demands are hereby waived by Guarantor.

     13. This Guaranty and the rights and obligations of the Landlord and of Guarantor hereunder shall be governed and construed in accordance with the laws of the State of Florida; and this Guaranty is binding upon Guarantor, its successors and assigns, and shall inure to the benefit of the Landlord, its successors and assigns. Guarantor hereby irrevocably submits to the jurisdiction of any Florida State or Federal Court located in Dade County over any action or proceeding arising out of any dispute between Guarantor and the Landlord, and Guarantor

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                       ---------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                     ---------------------
other irrevocably consents to the service of any processing any such action or proceeding ??? the mailing of a copy of such process to Guarantor at the address set forth herein.

     14. Guarantor hereby agrees and acknowledges that this Guaranty is an instrument for the payment of money, and hereby consents that Landlord, at its sole option, in the event of a default by Guarantor in the payment of any of the moneys due hereunder, shall have the right to bring an action under the summary proceeding statutes of the State of Florida.

     15. If there shall be more than one Guarantor, each of the Guarantors agrees to be bound jointly and severally by the terms, covenants, and agreements herein and the word "Guarantor" shall be deemed and taken to mean each and every
                     ---------
person or party mentioned as a Guarantor herein, be the same one or more. If there shall be more than one Guarantor, any notice required hereunder may be given by or to any one thereof and shall have the same force and effect as if given by or to all thereof. A separate action may be brought to enforce the provisions hereof against any one or more of the Guarantors whether or not Tenant, or any of the other Guarantors, is a party in any such action. Tenant and/or each of the Guarantors may be sued together, or any one of them may be sued separately without first or contemporaneously suing the other.

     16.  Execution and acceptance of this Guaranty by Landlord are waived.

          IN WITNESS WHEREOF, Guarantor has hereunto set his hand and seal this day and year first above written.

Witnesses:                              Guarantor(s)

                                        VIKING INVESTMENT GROUP II, INC., a
                                        Delaware corporation

[SIGNATURE ILLEGIBLE]                   By: /s/ Ian Markofsky             {seal}
----------------------------               ------------------------------
                                                Ian Markofsky, President
                                        Address: 630 Third Avenue
                                                 ------------------------
                                                 NY, NY 10017
                                        ---------------------------------
[SIGNATURE ILLEGIBLE]                   _________________________________
----------------------------

                                             Please Initial:
                                             --------------

                                             Landlord: [SIGNATURE ILLEGIBLE]
                                                       ---------------------

                                             Tenant: [SIGNATURE ILLEGIBLE]
                                                     ---------------------